EXHIBIT 10.2

                              AMENDED AND RESTATED
                                 TERM LOAN NOTE

$15,500,000                                                         May 31, 2000

                  FOR VALUE RECEIVED, the undersigned, AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation, AEROCELL STRUCTURES, INC., an Arkansas corporation, AVS/KRATZ-WILDE MACHINE COMPANY, a Delaware corporation, WHITEHALL CORPORATION, a Delaware corporation, TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation, APEX MANUFACTURING, INC., an Arizona corporation, CARIBE AVIATION, INC., a Florida corporation, AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation, AVIATION SALES LEASING COMPANY, a Delaware corporation, TIMCO ENGINE CENTER, INC., a Delaware corporation, and AVIATION SALES BEARINGS COMPANY, a Delaware corporation (the "Borrowers"), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of Citicorp USA, Inc. (the "Lender"), the principal amount of $15,500,000.00 (Fifteen Million, Five Hundred Thousand and no/100 Dollars) on the earlier to occur (the "Maturity Date") of (i) February 17, 2001 and (ii) the date on which the "Obligations" (as defined in that certain Fourth Amended and Restated Credit Agreement dated as of May 31, 2000 among the Borrowers, the Lender, the other financial institutions from time to time a party thereto as Lenders and Issuing Banks, and Citicorp USA, Inc., a Delaware corporation, as Agent for the Lenders and Issuing Banks (the "Credit Agreement")) are declared or become payable in full or are repaid in full.

                  The Borrowers further, jointly and severally, promise to pay interest on the unpaid principal amount of the indebtedness evidenced hereby from the date advanced until such principal amount is paid in full, at the per annum rate of twelve percent (12.0%). Accrued interest shall be payable, in arrears, on the first day of each calendar month (for the immediately preceding calendar month) commencing on the first such day following the date hereof and, if not theretofore paid in full, on the Maturity Date. Notwithstanding the foregoing, effective immediately upon the occurrence of an Event of Default, and for as long thereafter as such Event of Default shall be continuing unwaived, the principal balance outstanding hereunder, shall bear interest at the per annum rate of fourteen percent (14.0%).

                  The Borrowers further represent and warrant that the proceeds of the loan advanced under this Amended and Restated Term Loan Note were used solely to repay Revolving Loans outstanding on February 18, 2000 under the Third Amended and Restated Credit Agreement dated as of October 17, 1997, as amended, and jointly and severally, agree and covenant, that immediately upon the receipt by the Borrowers or any "Guarantor" (as defined in the Credit Agreement) of any "Net Cash Proceeds of Sale" (as defined in the Credit Agreement) with respect to the assets and property identified on Exhibit A attached hereto and made a part hereof, to make or cause to be made a mandatory prepayment of the principal indebtedness evidenced by this Amended and Restated Term Loan Note in an amount equal to fifty percent (50%) of the balance of such Net Cash Proceeds of Sale remaining after application of such Net Cash Proceeds of Sale to the "Loans" (as defined in the Credit Agreement) as required by Section 4.01(b)(vi)(C)(1), (2) and (3); PROVIDED, HOWEVER, that in no event shall the aforesaid mandatory prepayment be required to be made if and to the extent that the "Revolving Credit Availability" (as defined in the Credit Agreement) shall be less than the greater of (a) $10,000,000 or (b) five percent (5.0%) of the Revolving Credit Commitments as then in effect, in each instance, on a pro forma basis after giving effect to such mandatory prepayment.

                  All payments of principal and interest in respect of this Amended and Restated Term Loan Note shall be made to the Lender in lawful money of the United States of America in same day funds on the date due at New York, New York to such account of the Lender at Citibank, N.A. as the Lender may designate. Funds received by the Lender as aforesaid no later than 1:00 p.m. (New York time) on any given Business Day shall be credited against payment to be made that day and funds received by the Lender after that time shall be deemed to have been paid on the next succeeding Business Day. Business Day shall mean a day in the applicable local time which is not a Saturday or Sunday or a legal holiday and on which banks are not required or permitted by law or other governmental action to close in New York, New York. All payments made on account of principal hereof and interest thereon shall be recorded by the Lender on its books and records.

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                  Each of the Borrowers hereby represents and warrants to the
Lender that the execution, delivery and performance of this Amended and Restated Term Loan Note by the Borrowers and the other agreements and documents executed and delivered in connection herewith by the Borrowers and certain affiliates of the Borrowers (collectively, the "Guaranty and Collateral Documents") do not and will not (i) conflict with the "Organizational Documents" (as defined in the Credit Agreement) or by-laws of any Borrower or affiliate a party to any of the Guaranty and Collateral Documents, (ii) constitute a tortious interference with any "Contractual Obligation" (as defined in the Credit Agreement) of any Borrower or affiliate a party to such Guaranty and Collateral Documents, or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any "Requirement of Law" (as defined in the Credit Agreement) or Contractual Obligation of any Borrower or affiliate a party to such Guaranty and Collateral Documents, or require termination of any such Contractual Obligation, (iii) result in or require the creation or imposition of any lien whatsoever upon any property or assets of any Borrower or affiliate a party to such Guaranty and Collateral Documents, other than the liens contemplated by the Credit Agreement and "Loan Documents" (as defined in the Credit Agreement), or require any approval of the shareholders of any Borrower or affiliate a party to such Guaranty and Collateral Documents.

                  Each Borrower has the requisite power and authority to execute, deliver and perform this Amended and Restated Term Loan Note and the other agreements and documents executed and delivered by it in connection herewith and each of the affiliates of the Borrowers a party to the Guaranty and Collateral Documents has the requisite power and authority to execute, deliver and perform such Guaranty and Collateral Documents. The execution, delivery and performance of this Amended and Restated Term Loan Note and the Guaranty and Collateral Documents have been duly authorized by all necessary corporate action and such authorization has not been rescinded. No other corporate action or proceedings on the part of any Borrower or affiliate thereof a party to the Guaranty and Collateral Documents are necessary to consumamte such transactions. This Amended and Restated Term Loan Note and each of the Guaranty and Collateral Documents have been duly executed and delivered on behalf of the Borrowers and their affiliates a party thereto and constitute such person's legal, valid and binding obligation, enforceable against such person in accordance with its terms..

                  Each of the following occurrences shall constitute an Event of Default under this Amended and Restated Term Loan Note: (i) the Borrowers shall fail to pay when due any principal of or interest on the indebtedness evidenced by this Amended and Restated Term Loan Note in accordance with the terms hereof, and (ii) there shall occur any "Event of Default" (as defined in, and set forth pursuant to Section 12.01 of, the Credit Agreement).

                  Upon the occurrence of an Event of Default described in
Section 12.01(f), 12.10(g) or 12.01(h) of the Credit Agreement, the unpaid principal amount evidenced by this Amended and Restated Term Loan Note shall become, and upon the occurrence and during the continuance of all other Events of Default, such unpaid principal amount may be declared by the Lender to be, due and payable.

                  The indebtedness evidenced by this Amended and Restated Term Loan Note is secured pursuant to the terms of that certain Collateral Document Amendment dated as of February 18, 2000 among the Borrowers and certain affiliates of the Borrowers, as grantors, Citicorp USA, Inc., a Delaware corporation, in its capacity as agent, as grantee, and the Lender, which Collateral Document Amendment has been reaffirmed pursuant to that certain Reaffirmation Agreement of even date herewith among the parties to the Collateral Document Amendment.

                  The Borrowers, jointly and severally, agree upon demand to pay, or reimburse the Lender for, all of the Lender's reasonable internal and external audit, legal, appraisal, valuation, filing, document duplication and reproduction and investigation expenses and for all other out-of-pocket costs and expenses of every type and nature (including, without limitation, the reasonable fees, expenses and disbursements of Sidley & Austin, local legal counsel, auditors, accountants, appraisers, printers, insurance and environmental advisers, and other consultants and agents) incurred by the Lender in connection with (i) the preparation, negotiation, and execution of this Amended and Restated Term Loan Note and the agreements and documents executed and delivered in connection therewith and the Lender's periodic reviews and audits of the Borrowers and guarantors of the indebtedness evidenced hereby;
(ii) the preparation, negotiation, execution and interpretation of this Amended and Restated Term Loan Note and the agreements and documents executed and delivered in connection therewith; (iii) the creation, perfection or protection of the liens securing this Amended and Restated Term Loan Note (including, without limitation, any reasonable fees and expenses for local counsel in various jurisdictions); (iv) consultation with attorneys in

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

connection therewith and with respect to the Lender's rights and responsibilities under this Amended and Restated Term Loan Note and the agreements and documents executed and delivered in connection therewith; (v) the protection, collection or enforcement of any of the obligations evidenced hereby or by such other agreements and documents; (vi) the commencement, defense or intervention in any court proceeding relating in any way to such obligations, any security therefor, any Borrower, any guarantor thereof, this Amended and Restated Term Loan Note or any of such other agreements and documents; (vii) the response to, and preparation for, any subpoena or request for document production with which the Lender is served or deposition or other proceeding in which the Lender is called to testify, in each case, relating in any way to such obligations, any security therefor, any Borrower, any guarantor thereof, this Amended and Restated Term Loan Note or any of such other agreements and documents; and (viii) any amendments, consents, waivers, assignments, restatements, or supplements to this Term Loan Agreement or any of such agreements and documents and the preparation, negotiation, and execution of the same.

                  The Borrowers, jointly and severally, further agree to pay or reimburse the Lender, upon demand, for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees (including allocated costs of internal counsel and costs of settlement) incurred by the Lender after the occurrence of an Event of Default (i) in enforcing this Amended and Restated Term Loan Note and the agreements and documents executed and delivered in connection therewith and the security therefor or exercising or enforcing any other right or remedy available by reason of such Event of Default; (ii) in connection with any refinancing or restructuring of the credit arrangements provided under this Amended and Restated Term Loan Note in the nature of a "work-out" or in any insolvency or bankruptcy proceeding; (iii) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to the obligations evidenced hereby, any Borrower, any guarantor thereof, or security therefor and related to or arising out of the transactions contemplated hereby or by any of the agreements and documents executed in connection herewith; and
(iv) in taking any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) described in CLAUSES (I) through (III) above.

                  The Borrowers, jointly and severally, further agree (a) to indemnify and hold harmless the Lender and each of its officers, directors, employees, attorneys and agents (collectively, the "Indemnitees") from and against any and all liabilities, obligations, losses (other than loss of profits), damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever and including, without limitation, the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto), imposed on, incurred by, or asserted against such Indemnitees in any manner relating to or arising out of (i) this Amended and Restated Term Loan Note or the agreements and documents executed and delivered in connection therewith, the making of the loan evidenced hereby, the management of such loan, the use or intended use of the proceeds of such loan, or any of the other transactions contemplated by any of the agreements and documents executed and delivered in connection herewith, or (ii) any liabilities and costs relating to any violation by any Borrower or guarantor, or their respective predecessors-in-interest, of any environmental, health or safety requirements of law, the past, present or future operations of any Borrower or guarantor, or any of their respective predecessors-in-interest, or, the past, present or future environmental, health or safety condition of any respective past, present or future property of such persons, the presence of asbestos-containing materials at any respective past, present or future property of such persons, or the release or threatened release of any contaminant into the environment by any Borrower or guarantor, or their respective predecessors-in-interest, or the release or threatened release of any contaminant into the environment from or at any facility to which any Borrower or guarantor, or their respective predecessors-in-interest, sent or directly arranged the transport of any contaminant (collectively, the "Indemnified Matters"); PROVIDED, HOWEVER, the Borrowers shall have no obligation to an Indemnitee hereunder with respect to Indemnified Matters caused by or resulting from the willful misconduct or gross negligence of such Indemnitee, as determined by a final, non-appealable order of a court of competent jurisdiction and (b) not to assert any claim against any of the Indemnified Parties on any theory of liability for special, indirect, consequential or punitive damages arising out of, or in any way in connection with, the loans made hereunder or the transactions evidenced by the agreements and documents executed and delivered in connection herewith, and/or any other matters governed by this Amended and Restated Term Loan Note and such other agreements and documents. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, each Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. The Lender agrees to notify the Borrowers of the institution or assertion of any Indemnified Matter, but the parties hereto hereby

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

agree that the failure to so notify the Borrowers shall not release any Borrower from its obligations hereunder, except to the extent of any material increase in the liabilities of such Borrower hereunder directly resulting from such failure to receive notice from such Indemnitees.

                  Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, sent by facsimile transmission or courier service or United States certified mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a facsimile transmission, or four (4) Business Days after deposit in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided herein) shall be as set forth below:

                  If to the Borrowers:

                  c/o Aviation Sales Company
                  3701 Flamingo Road
                  Miramar, Florida  33027
                  Attn: Dale S. Baker
                  Telecopy:  954-538-6610

                  with a copy to:

                  Akerman Senterfitt & Eidson, P.A.
                  SunTrust International Center
                  28th Floor
                  One S.E. 3rd Avenue
                  Miami, Florida  33131-1704
                  Attn:  William C. Arnhols
                  Telecopy:  305-374-5095

                  If to the Lender:

                  Citicorp USA, Inc.
                  399 Park Avenue
                  6th Floor, Zone 4
                  New York, New York  10043
                  Attn:  Shapeligh B. Smith
                  Telecopy:  212-793-1290

                  with a copy to:

                  Sidley & Austin
                  Bank One Plaza
                  10 South Dearborn Street
                  Chicago, Illinois  60603
                  Attn:  DeVerille A. Huston
                  Telecopy:  312-853-7036

or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties to this Agreement.

                  Demand, presentment, diligence, protest and notice of nonpayment are hereby waived by the Borrowers.

                  This Amended and Restated Term Loan Note shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of

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

the Lender. The rights hereunder of the Borrowers, or any interest therein, may not be assigned without the written consent of the Lender.

                  No failure or delay on the part of the Lender in the exercise of any power, right or privilege under this Amended and Restated Term Loan Note shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Amended and Restated Term Loan Note are cumulative with and not exclusive of any rights or remedies otherwise available.

                  THE LENDER AND EACH OF THE BORROWERS IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT SITTING IN NEW YORK, NEW YORK, AND ANY COURT HAVING JURISDICTION OVER APPEALS OF MATTERS HEARD IN SUCH COURTS, IN ANY ACTION OR PROCEEDING ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDED AND RESTATED TERM LOAN NOTE OR ANY OTHER LOAN DOCUMENT, WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH BORROWER IRREVOCABLY DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, INC., 1633 BROADWAY, NEW YORK, NEW YORK 10019 AS ITS AGENT (THE "PROCESS AGENT") FOR SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. EACH OF THE LENDER AND THE BORROWERS AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH BORROWER WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

                  EACH BORROWER AGREES THAT THE LENDER SHALL HAVE THE RIGHT TO PROCEED AGAINST SUCH BORROWER OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE THE LENDER TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE LENDER. EACH BORROWER AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE LENDER TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE LENDER. EACH BORROWER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE LENDER MAY COMMENCE A PROCEEDING DESCRIBED IN THIS SECTION.

                  EACH BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PROCESS AGENT OR SUCH BORROWER'S NOTICE ADDRESS SPECIFIED BELOW, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) DAYS AFTER SUCH MAILING. EACH BORROWER IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT TO BRING PROCEEDINGS AGAINST ANY BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

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

                  EACH OF THE LENDER AND BORROWERS IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT. ANY OF THE BORROWERS OR LENDER MAY FILE AN ORIGINAL OR A COPY OF THIS AMENDED AND RESTATED TERM LOAN NOTE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  THIS AMENDED AND RESTATED TERM LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  Each Borrower represents and warrants to the Lender that it has discussed this Amended and Restated Term Loan Note with its counsel. It is expressly understood and agreed by the Borrowers that this Amended and Restated Term Loan Note is executed and delivered in substitution for that certain Tern Loan Note dated February 18, 2000 (the "Original Term Loan Note") and merely modifies such Original Term Loan Note, is not payment for such Original Term Loan Note, and is in no way to constitute a novation of the Original Term Loan Note.

                  Each of the Borrowers agrees that it shall be jointly and severally liable for all of the indebtedness evidenced by this Amended and Restated Term Loan Note. Each of the Borrowers is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Lender hereunder, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each of the Borrowers to accept joint and several liability for the obligations of each of them. Each of the Borrowers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers with respect to the payment and performance of all of the indebtedness evidenced hereby, it being the intention of the parties hereto that all of such indebtedness shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them. If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of such indebtedness as and when due or to perform any of the agreements contained herein in accordance with the terms thereof, then in each such event, the other Borrowers will make such payment with respect to, or perform, such agreement. The obligations of each Borrower under the provisions hereof constitute full recourse obligations of such Borrower, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Amended and Restated Term Loan Note or any other circumstances whatsoever. Except as otherwise expressly provided herein, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of the advance of the principal amount of the loan made hereunder, notice of occurrence of any Event of Default, or of any demand for any payment under this Amended and Restated Term Loan Note, notice of any action at any time taken or omitted by the Lender under or in respect of any of the obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Amended and Restated Term Loan Note. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of such obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Lender at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Amended and Restated Term Loan Note, any and all other indulgences whatsoever by the Lender in respect of any of such obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of the Lender, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with the applicable laws or regulations thereunder which might, but for the provisions of this paragraph, afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its obligations hereunder, it being the intention of each Borrower that, so long as any of the obligations evidenced by this Amended and Restated Term Loan Note remain unsatisfied, the obligations of such Borrower under this paragraph shall not be discharged except by performance and then only to the extent of such performance. The obligations of each Borrower under this paragraph shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Borrower or the Lender. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Borrower or the Lender. The provisions of this paragraph are

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made for the benefit of the Lender and its successors and assigns, and may be enforced by any such person from time to time against any of the Borrowers as often as occasion therefor may arise and without requirement on the part of any such person first to marshal any of its claims or to exercise any of its rights against any of the other Borrowers or to exhaust any remedies available to it against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the indebtedness evidenced hereto or to elect any other remedy. The provisions of this paragraph shall remain in effect until all the indebtedness evidenced hereby shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of such indebtedness, is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy or reorganization of any of the Borrowers, or otherwise, the provisions of this paragraph will forthwith be reinstated in effect, as though such payment had not been made. Notwithstanding any provision to the contrary contained herein, to the extent the joint obligations of a Borrower shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Borrower hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the federal Bankruptcy Code). The Borrowers hereby agree, as among themselves, that if any Borrower shall become an Excess Funding Borrower (as defined below), each other Borrower shall, on demand of such Excess Funding Borrower (but subject to the next sentence hereof and to subsection (B) below), pay to such Excess Funding Borrower an amount equal to such Borrower's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Borrower) of such Excess Payment (as defined below). The payment obligation of any Borrower to any Excess Funding Borrower under this paragraph shall be subordinate and subject in right of payment to the prior payment in full of the indebtedness of such Borrower under the other provisions of this Amended and Restated Term Loan Note, and such Excess Funding Borrower shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes hereof, (i) "Excess Funding Borrower" shall mean, in respect of any obligations arising under the other provisions of this Amended and Restated Term Loan Note (hereafter, the "Joint Obligations"), a Borrower that has paid an amount in excess of its Pro Rata Share of the Joint Obligations; (ii) "Excess Payment" shall mean, in respect of any Joint Obligations, the amount paid by an Excess Funding Borrower in excess of its Pro Rata Share of such Joint Obligations; and
(iii) "Pro Rata Share", for the purposes of this paragraph, shall mean, for any Borrower, the ratio (expressed as a percentage) of (A) the amount by which the aggregate present fair saleable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Borrower (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Borrower hereunder) to (B) the amount by which the aggregate present fair saleable value of all assets and other properties of such Borrower and all of the other Borrowers exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Borrower and the other Borrowers hereunder) of such Borrower and all of the other Borrowers, all as of the date hereof.

                  IN WITNESS WHEREOF, each of the Borrowers has caused this Amended and Restated Term Loan Note to be executed and delivered by its duly authorized officer as of the day and year first above written.

AVIATION SALES DISTRIBUTION               AEROCELL STRUCTURES, INC.
SERVICES COMPANY


By___________________________             By________________________
    Michael C. Brant                          Michael C. Brant
    Vice President and Treasurer              Vice President and Treasurer

AVS/KRATZ-WILDE MACHINE COMPANY           WHITEHALL CORPORATION

By___________________________             By________________________
   Michael C. Brant                           Michael C. Brant
   Vice President and Treasurer               Vice President and Treasurer


TRIAD INTERNATIONAL MAINTENANCE           APEX MANUFACTURING, INC.
 CORPORATION

By___________________________             By________________________
  Michael C. Brant                            Michael C. Brant
  Vice President and Treasurer                Vice President and Treasurer


AIRCRAFT INTERIOR DESIGN, INC.            CARIBE AVIATION, INC.

By___________________________             By________________________
   Michael C. Brant                           Michael C. Brant
   Vice President and Treasurer               Vice President and Treasurer


AVIATION SALES LEASING COMPANY            TIMCO ENGINE CENTER, INC.

By__________________________              By________________________
   Michael C. Brant                           Michael C. Brant
   Vice President and Treasurer               Vice President and Treasurer


AVIATION SALES BEARINGS COMPANY

By_________________________
    Michael C. Brant
    Vice President and Treasurer

                                       8